Crescent Fund
                  Supplement to Prospectus dated August 1, 1995

The disclosure under the caption "Management of the Fund" is revised as follows:

Effective March 1, 1996, investment advisory services to the Fund will be provided by First Pacific Advisors, Inc. ("FPA") and Mr. Steven Romick, who has been principally responsible for the management of the Fund's portfolio since inception, will become Senior Vice President of FPA and continue to act as Portfolio Manager for the Fund. FPA, together with its predecessors, has been in the investment advisory business since 1954. Presently, FPA manages assets of approximately $3.4 billion for five investment companies, including one closed-end investment company, and more than 45 institutional accounts. FPA is an indirect, wholly-owned subsidiary of United Asset Management Corporation ("UAM"), One International Place, Boston, MA 02110, a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms. Under the new investment advisory agreement with FPA approved by shareholders on February 29, 1996, the advisory fee payable by the fund will remain unchanged at 1.00% of average net assets annually.

The disclosure under the caption "How to Invest in the Fund" and "How to Redeem an Investment in the Fund" in the Fund's prospectus dated August 1, 1995 is supplemented by the following information. Shareholders should review those portions of the prospectus for a complete discussion regarding purchases and redemptions of fund shares.

Effective March 8, 1996, Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 will serve as Custodian of the Fund's assets and American Data Services, Inc., 24 West Carver St., Huntington, NY 11743 will serve as the Fund's Transfer and Shareholder Service Agent.

Shareholders should direct correspondence and inquiries as follows:

INVESTMENTS

BY MAIL: Initial and subsequent investments should be sent to Crescent Fund, P.O. Box 856, Cincinnati, OH 45264-0856.

BY WIRE: It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

Shareholders should instruct their bank to wire funds as follows:

Star Bank, N.A. Cinti/Trust
ABA #0420-0001-3
Attn:  Crescent Fund
DDA # 483897922
Account name (shareholder name)
Shareholder account number

BY COURIER: All investments sent by overnight or other courier services should be sent to Crescent Fund, c/o Star Bank, N.A., 425 Walnut Street, Mutual Fund Custody Dept. M.L. 6118, Cincinnati, OH 45202.

REDEMPTIONS:

DIRECT REDEMPTION: Requests for redemption of fund shares should be mailed to Crescent Fund, 24 West Carver St., Huntington, NY 11743.

TELEPHONE REDEMPTION: If you have completed the Redemption by Telephone portion of the Fund's account application you may redeem shares on any business day the New York Stock Exchange is open by calling the Transfer Agent at 1-800-385-7003 before 4:00 p.m. Eastern time.

All other shareholder account questions should be directed to 1-800-385-7003.

The disclosure under the caption "Management of the Fund" in the Prospectus is revised as follows:

Effective March 8, 1996, Investment Company Administration Corporation ("ICAC") will act as the Fund's Administrative Manager under substantially the same terms and conditions as in the previous management agreement with Southampton Investment Management Company. ICAC and Southampton have the same officers, directors and employees. Under the current arrangement with Southampton, a monthly fee is paid at the annual rate of 0.25% of average net assets or $30,000, whichever is greater. Under the agreement with ICAC, a monthly fee will be paid by the Fund to ICAC at the following annual rate:

Average net assets of each Fund             Fee or fee rate
-------------------------------             ---------------
Under $15 million                           $30,000
$15 to $50 million                          0.20% of average net assets
$50 to $100 million                         0.15% of average net assets
$100 million to $150 million                0.10% of average net assets
Over $150 million                           0.05% of average net assets

March 1, 1996

                                THE CRESCENT FUND
                      1800 Avenue of the Stars, Suite 1420
                          Los Angeles, California 90067
                                 (310) 789-5099


      The  CRESCENT  FUND (the  "Fund")  is a mutual  fund  with the  investment objective of providing, through a combination of income and capital appreciation, a total return consistent with reasonable investment risk. The Fund seeks to achieve its objective by investing primarily in equity securities (common and preferred stocks) and fixed income obligations. Crescent Management (the "Advisor") serves as investment advisor to the Fund.

      This  Prospectus  sets  forth  basic   information  about  the  Fund  that
prospective investors should know before investing. It should be read and retained for future reference. The Fund is a series of Professionally Managed Portfolios. A Statement of Additional Information dated August 1, 1995, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge upon request to the Fund at the address or telephone number given above.


                                TABLE OF CONTENTS

      Expense Table.............................................    2
      Financial Highlights......................................    3
      Objective and Investment Approach of the Fund.............    4
      Management of the Fund....................................    8
      How To Invest in the Fund.................................    8
      How To Redeem an Investment in the Fund...................   10
      Services Available to the Fund's Shareholders.............   11
      How the Fund's Per Share Value Is Determined..............   11
      Distribution and Taxes....................................   12
      General Information.......................................   12


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         Prospectus dated August 1, 1995

      The CRESCENT FUND (the "Fund") is a diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares are purchased and redeemed at their net asset value per share, without a sales charge. The minimum initial investment is $5,000, with subsequent minimum investments of $500 or more ($2,000 and $200, respectively, for retirement plans).

                                  EXPENSE TABLE

      Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown.

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases...................................  None
Maximum Sales Load Imposed on Reinvested Dividends........................  None
Deferred Sales Load.......................................................  None
Redemption Fees...........................................................  None
Exchange Fee..............................................................  None

Annual Fund Operating Expenses
   (As a percentage of average net assets)
Management Fees........................................................... 1.00%
12b-1 Fees................................................................ None
Other Expenses............................................................ 0.65%
                                                                          ------
Total Fund Operating Expenses............................................. 1.65%
                                                                          ======
Example                                   1 Year  3 Years   5 Years   10 Years

     This  table   illustrates  the  net
     transaction and operating  expenses
     that  would  be   incurred   by  an
     investment   in   the   Fund   over
     different  time periods  assuming a
     $1,000  investment,   a  5%  annual
     return,  and  redemption at the end
     of:...........................        $17     $52        $90       $195

      The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, Federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund."

                              FINANCIAL HIGHLIGHTS
             For a capital share outstanding throughout the period.

      The following information has been audited by Tait, Weller & Baker, independent accountants, whose unqualified report covering the periods indicated below is incorporated by reference herein and appears in the annual report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes which appear in the Statement of Additional Information. Further information about the Fund's performance is contained in its annual report to shareholders, which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover page.

                                                            Year Ended      June 2, 1993*
                                                             March 31,         through
                                                               1995        March 31, 1994
--------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................    $10.96            $10.00
-                                                             -------           ------
Income from investment operations:
      Net investment income ..............................       .21               .13
      Net realized and unrealized gain on investments ....       .77               .99
                                                              -------           -------
Total from investment operations..........................       .98              1.12
                                                              -------           -------
Less distributions:
      Dividends from net investment income................      (.18)             (.10)
      Distributions from net capital gains ...............      (.53)             (.06)
                                                              -------           -------
Total distributions.......................................      (.71)             (.16)
                                                              -------           -------
Net asset value, end of period ...........................    $11.23            $10.96
                                                              =======           =======
Total return .............................................      9.35%            13.73%+
Ratios/supplemental data:
Net assets, end of period (millions)......................    $16.0             $10.2
Ratio of expenses to average net assets:
      Before expense reimbursement .......................      1.65%             1.86%+
      After expense reimbursement.........................      1.65%             1.85%+
Ratio of net investment income to average net assets:
      Before expense reimbursement .......................      2.16%             1.60%+
      After expense reimbursement ........................      2.16%             1.61%+
Portfolio turnover rate ..................................    101.41%            88.88%



*Commencement of operations.

+Annualized.

                  OBJECTIVE AND INVESTMENT APPROACH OF THE FUND

      The investment objective of the Fund is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable investment risk. The Fund seeks to achieve its objective by investing in a combination of equity securities and fixed income obligations. There is, of course, no assurance that the Fund's objective will be achieved. Because prices of common stocks and fixed-income securities fluctuate, the value of an investment in the Fund will vary, as the market value of its investment portfolio changes.

      Investment   Approach-Equity   Securities.   The  Advisor  selects  equity
securities for the Fund which it believes offer superior investment value. The Advisor looks for securities of quality companies with characteristics such as:

     o Projected corporate earnings growth rate exceeding that of the stock market average

      o High return on capital

      o Solid balance sheet

      o Meaningful cash flow

      o High relative profit margin

      o Increasing dividend

      o Active share repurchase program

      o Superior management, seeking to maximize shareholder value

      In the Advisor's view, the stock market prices securities efficiently in the long term, rewarding companies who successfully grow their earnings and penalizing those who do not. The Advisor's investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short term. When reacting to current economic or company information, investors frequently make purchase or sale decisions hastily. These decisions could cause a particular security, industry group or the entire market to become underpriced or overpriced in the short term thereby creating an excellent opportunity to either buy or sell.

      Fundamental analysis is the foundation of the Advisor's investment approach. The Advisor makes use of computer screens, company reports, research and personal contacts to determine the prospects for a particular industry or company. Specific considerations affecting an industry or company are reviewed, as well as macroeconomic factors affecting financial markets.

      In addition to common stocks, equity securities purchased for the Fund may include preferred stocks, convertible preferred stocks and warrants.

      Investment Approach-Fixed Income Obligations. Through fixed-income investments, the Advisor seeks a reliable and recurring stream of income for the Fund, while preserving its capital. The Advisor attempts to identify the current interest rate and invest funds accordingly. Usually, a defensive strategy is employed, with investments made at different points along the yield curve in an attempt to keep the average maturity of fixed-income investments less than or equal to ten years.

      The Advisor's approach is to invest in U.S. Treasury obligations, U.S. Government Agency and mortgage-backed securities, corporate and convertible bonds. The Advisor considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a continuous basis to determine which sector offers the best investment value.

      The Fund may purchase investment grade corporate debt securities. Securities rated BBB by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's") are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated debt securities.

      Lower Rated Securities. The Fund may invest in debt securities that are rated below investment grade, but will limit that investment to no more than 20% of its assets. Such securities, sometimes referred to as "junk bonds," typically carry higher coupon rates than investment grade securities but also involve higher risks and are described as speculative by both Moody's and S&P. They may by subject to greater market price fluctuations, less liquidity, and greater risk of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Lower rated fixed income securities also are likely to be more sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets.

         The Advisor seeks to reduce the risk associated with investing in such securities by limiting the Fund's holdings in such securities and by the depth of its own credit analysis. In selecting below investment grade securities, the Advisor seeks securities in companies with improving cash flows and balance sheet prospects, whose credit ratings the Advisor views as likely to be upgraded. The Advisor believes that such securities can produce returns similar to equities, but with less risk. See the Statement of Additional Information.

      Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive investment in periods when the Fund is primarily in short-term maturities. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees. The Advisor monitors the creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions.

      Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securities"); and
(iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Fund's decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. Restricted securities do not include those which meet the requirements of Securities Act Rule 144A and which the Trustees have determined to be liquid based on the applicable trading markets.

      Foreign Securities. The Fund may invest up to 20% of its assets in securities of foreign issuers. The Advisor usually buys securities of larger foreign companies that have well recognized franchises and are selling at a discount to the securities of similar domestic businesses.

     There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Fund may also invest without limit in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

      Short Sales. The Fund may engage in short sales of securities. In a short sale, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      The Fund also must deposit in a segregated account an amount of cash or U.S. Government Securities equal to the difference between (a) the market value of the securities short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

      The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any issuer.

      A short sale is "against-the-box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serve to defer a gain or loss for Federal income tax purposes.

      Options and Futures. The Fund may purchase and write call and put options on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of its overall investment strategies. The Fund is subject to regulatory limitations on the use of such techniques and is required to maintain segregated accounts consisting of cash, U.S. Government securities, or other high grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Fund.

      The Fund may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Funds also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into foreign currency forward contracts, any buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies.

      See the Statement of Additional Information for further information regarding characteristics of and risks involved in the use of these instruments.

     U.S. Government Securities. The Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Financing Bank, and Student Loan Marketing Association.

      All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

      Mortgage-Related Securities. Mortgage pass-through securities are securities representing interests in pools of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

      As noted above, payment of principal and interest on some mortgage related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U. S. Government (in the case of securities guaranteed by GNMA), by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

      Collateralized mortgage obligations ("CMO's") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMO's may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or

      FNMA. CMO's are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. Other mortgage related securities include those that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.

      Portfolio Turnover. The annual rate of portfolio turnover is not expected to exceed 100%. In general, the Advisor will not consider the rate of portfolio turnover to be a normally limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.

      The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Fund's investment objective, these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

                             MANAGEMENT OF THE FUND

      The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. Crescent Management, located at 1800 Avenue of the Stars, Suite 1420, Los Angeles, CA 90067, acts as the Fund's Advisor, and has been in the investment advisory business since 1990. The Advisor provides investment advisory services to individual and institutional accounts with a value in excess of $90,000,000.

      The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 1.00% annually.

      Southampton Investment Management Company (the "Manager") acts as the Fund's Manager under a Management Agreement; under that agreement, the Manager prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Manager receives an annual fee equal to the greater of 0.25 of 1% of the Fund's average daily net assets or $30,000. The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce its fees or reimburse the Fund for its annual operating expenses which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The Advisor also may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses, or to the extent required by applicable securities laws. To the extent the Advisor performs a service for which the Fund is obligated to pay, the Fund shall reimburse the Advisor for its costs incurred in rendering such service.

      The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Advisor may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

                            HOW TO INVEST IN THE FUND

     The minimum initial investment is $5,000. Subsequent investments must be at least $500. Investments in retirement plans may be for minimums of $2,000 and $200, respectively. First Fund Distributors, Inc. (the

"Distributor"), acts as Distributor of the Fund's shares. The Distributor may, at its discretion, waive the minimum investment requirements for purchases in conjunction with certain group or periodic plans.

      Investors may purchase shares of the Fund by check or wire:

By Check:

      Initial Investment. Complete the Fund's Account Application (included with this Prospectus). Make your check payable to "The Crescent Fund" Mail or deliver the completed Account Application and your check to the Fund's Transfer Agent:

      The Provident Bank
      Mutual Fund Services
      P.O. Box 14967
      Cincinnati, OH 45250-0967

      Subsequent Investments. Detach and complete the stub attached to your account statement. Make your check payable to "The Crescent Fund." Write your shareholder account number on the check. Mail or deliver the check and reinvestment form to the Provident Bank in the envelope provided or send to the Bank at the address indicated above.

By Wire:

      Initial Investment. Before wiring funds, call the Transfer Agent at (800) 424-2295 to advise the Transfer Agent that you intend to make an initial investment by wire and to receive an account number. Provide the Transfer Agent with your name, and the dollar amount to be invested.

      Complete the Fund's Account Application (included with this Prospectus). Be sure to include the date and the order confirmation number. Mail or deliver the completed Application to the appropriate address shown at the top of the Account Application.

      Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the Fund's Custodian, as follows:

      The Provident Bank
      Attn: Mutual Fund Services
      ABA Routing Number: 042-000-424
      for further credit to The Crescent Fund
      Account Number [Name of Shareholder]

      Subsequent Investments. Instruct your bank to wire funds as indicated above. It is not necessary to contact the Transfer Agent prior to making subsequent investments by wire. It is essential that complete information regarding your account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information about remitting funds in this manner from the Transfer Agent, and any fees that may be imposed from their own banks.

      General. Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part.

      If an order, together with payment in proper form, is received by the Transfer Agent by the close of public trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), Fund shares will be purchased at the offering price determined as of the close of public trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of public trading on the New York Stock Exchange on the next business day.

      Federal tax regulations require that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

      The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

                     HOW TO REDEEM AN INVESTMENT IN THE FUND

      A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

      Direct Redemption. A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. The Transfer Agent requires that the signature(s) on the written request be guaranteed by a commercial bank or a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc.

      Telephone Redemption. Shareholders who complete the Telephone Privileges Authorization portion of the Fund's Account Application may redeem shares on any business day the New York Stock Exchange is open by calling the Fund's Transfer Agent at (800) 424-2295 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

      By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank account designated in the Authorization. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. Neither the Fund nor the Transfer Agent will be liable for any loss, expense, or cost arising out of any telephone redemption request, including any fraudulent or unauthorized requests that are reasonably believed to be genuine, provided that such procedures are followed. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

      Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption during periods of abnormal market activity.

      General. Payment of the redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and

Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for Federal income tax purposes.

      Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gift to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $1,500. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $1,500 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $1,500 before the Fund takes any action.

                  SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS

      Retirement Plans. The minimum initial investment for such plans is $2,000, with minimum subsequent investments of $200. The Fund offers a prototype Individual Retirement Account ("IRA") plan and information is available from the Distributor or from your securities dealer with respect to Keogh, Section 403(b) and other retirement plans offered. Investors should consult a tax adviser before establishing any retirement plan.

      Check-A-Matic Plan. For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $250), as if the shareholder had written it directly. Upon receipt of the check, the Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing.

      Systematic Withdrawal Program. As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

      A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceed the dividends credited to the shareholder's account, the account ultimately may be depleted.

                  HOW THE FUND'S PER SHARE VALUE IS DETERMINED

      The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

      Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost as reflecting fair value.

                             DISTRIBUTIONS AND TAXES

     Dividends and Distributions. Dividends from net investment income are expected to be paid in June and December. Any undistributed net capital gains realized during the Fund's fiscal year will also be distributed to shareholders in June, with a supplemental distribution in December of any undistributed capital gains earned during the 12-month period ended each October 31.

      Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

      Any dividend or distribution paid by the Trust has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

     Taxes. The Trust intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal or excise taxes. The distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment ) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions.

      Additional  information  about  taxes  is set  forth in the  Statement  of
Additional   Information.   Shareholders   should  consult  their  own  advisers
concerning federal, state and local taxation of distributions from the Fund.

                               GENERAL INFORMATION

      The Trust. The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The fiscal year of the Fund ends on March 31.

     Shareholder Rights. Shares issued by the Fund have no preemptive, conversion or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Management Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

     Performance Information. From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment (at the maximum public offering price) at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions and after giving effect to the maximum applicable sales charge. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder Inquiries

     Shareholder inquiries should be directed to the Transfer Agent at (800) 424-2295.

                                     Advisor

                               Crescent Management
                            1800 Avenue of the Stars
                                   Suite 1420
                              Los Angeles, CA 90067
                                 (310) 789-5099

                                        o

                                   Distributor

                          First Fund Distributors, Inc.
                             4455 E. Camelback Road
                                   Suite 261-E
                                Phoenix, AZ 85018

                                        o

                          Custodian and Transfer Agent

                               The Provident Bank
                             One East Fourth Street
                              Cincinnati, OH 45202

                                        o

                                    Auditors

                              Tait, Weller & Baker
                               2 Penn Center Plaza
                             Philadelphia, PA 19102

                                        o

                                  Legal Counsel

                         Heller Ehrman White & McAuliffe
                                 333 Bush Street
                             San Francisco, CA 94104

                                   Prospectus

                                 August 1, 1995